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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2001

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



             Delaware                                        75-2759650
 --------------------------------                      -----------------------
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                        Identification Number)

               777 Main Street, Suite 1400, Ft. Worth, Texas        76102
      ------------------------------------------------------------ --------
               (Address of principal executive offices)           (Zip code)

      Registrant's telephone number, including area code: (817) 877 - 9955


Item 5. Other Events.

Resignation of Board Member

On November 27, 2001, the Company issued a press release announcing the resignation of Kenneth Hersh from the Company's Board of Directors as of November 30, 2001, in order that he may pursue other interests. The Board has elected Jon S. Brumley, Executive Vice President of Business Development, to replace Mr. Hersh.

A copy of the press release is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Press Release dated November 27, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ENCORE ACQUISITION COMPANY




Date: November 30, 2001           By:       /s/   Morris B. Smith
                                     -------------------------------------------
                                     Morris B. Smith
                                     Chief Financial Officer, Treasurer,
                                     Executive Vice President and Principal
                                     Financial Officer




Date: November 30, 2001           By:       /s/   Robert C. Reeves
                                     -------------------------------------------
                                     Robert C. Reeves
                                     Vice President, Controller and Principal
                                     Accounting Officer




                                       2
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                                 EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Press Release dated November 27, 2001.
